SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 1998
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                             Diamond Equities, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                     0-24138                       88-0232816
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(State or Other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)             File Number)               Identification No.)


     2010 E. University Drive, Ste. 3, Tempe Arizona                     85281
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code     (602) 921-2760
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 2. Acquisition of Assets.

     On June 15, 1998, Diamond Equities, Inc. ("Registrant") and its newly formed subsidiary, Precision Plastics Molding, Inc. ("Subsidiary") closed the transaction involving the purchase of substantially all the assets of Premier Plastics Corporation ("Premier") a Tempe, Arizona private company engaged in the plastic injection molding business. The assets purchased included equipment, inventories, contract rights, customer lists, know-how, drawings, specifications and intellectual property. The sole shareholder of Premier, John O. Hoffman, has been engaged to manage the business formerly conducted by Premier and the business of Premier will be continued under the name of the Subsidiary.

         Consideration of $75,000 in cash was paid along with the assumption of various notes and payables in the amount of approximately $40,000. In addition, the selling shareholder of Premier will receive 300,000 shares of common stock of the Subsidiary valued at $0.25 per share. Prior to this acquisition, the Subsidiary had no assets. The purchase price paid by the Registrant was determined by negotiations between the parties. The cash paid was from the Registrant's own funds. There was and is no relationship between Premier and its sole shareholder and the officers and directors of the Registrant or its Subsidiary.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired.

         This acquisition may not meet the "significant subsidiary" test of Form 8-K, in that the assets of the Subsidiary do not exceed ten percent (10%) of the Registrant's assets, nor has the Subsidiary had income exceeding ten percent (10%) of the consolidated income.

         On the date of this filing, it is impractical for the Registrant to file the audited financial statements required by Item 7(a) since the Subsidiary had no such audited financial statements. In accordance with Item 7(a)(4) of Form 8-K the required financial statements will be filed with an Amendment to this Form 8-K no later than 60 days after June 8, 1998.

         (b) Pro Forma Financial Information.

         As of the date of this filing, it is impractical for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b), such financial statements shall be provided as an Amendment to this Form 8-K no later than 60 days from June 8, 1998.

         (c) Exhibits.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIAMOND EQUITIES, INC.


Date:    July 17, 1998                  By:  /s/ David D. Westfere
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                                                 David D. Westfere, President